Exhibit 10.1
AMENDMENT NUMBER 2
TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
          THIS AMENDMENT NUMBER 2, dated as of July 16, 2007 (the “Amendment”) to the Third Amended and Restated Loan Agreement, dated as of August 1, 2005 (as amended, modified, restated or supplemented from time to time as permitted thereby, the “Loan Agreement”), is between CRONOS FINANCE (BERMUDA) LIMITED, a company organized and existing under the laws of the Islands of Bermuda (together with its successors and permitted assigns, the “Issuer”), and FORTIS BANK (NEDERLAND) N.V. (f/k/a MeesPierson N.V.), a Naamloze Vennootschap, as agent (in such capacity, the “Agent”) and as a Noteholder (the “Fortis”).
WITNESSETH:
          WHEREAS, the Issuer, the Agent, the Initial Noteholder and the other Noteholders party thereto have previously entered into the Loan Agreement;
          WHEREAS, immediately prior to the effectiveness of this Amendment, the Issuer, pursuant to Section 203(b) of the Loan Agreement, has given notice of prepayment in full of the Notes and, upon such prepayment, the Commitments of the Noteholders under the Loan Agreement will be terminated, and each Noteholder will cease to be a party to the Loan Agreement;
          WHEREAS, simultaneously with such prepayment, Fortis has agreed to assume all of the rights, duties and obligations of a Noteholder under such Loan Agreement and to become the sole Noteholder under the Loan Agreement;
          WHEREAS, simultaneously with such assumption by Fortis, the parties desire to amend the Loan Agreement in order to (i) increase Fortis’ Commitment to One Hundred Twenty Million Dollars ($120,000,000), (ii) issue a Note to Fortis in the amount of One Hundred Twenty Million Dollars ($120,000,000), reflecting Fortis’s increased Commitment on the date hereof, (iii) amend the definition of Asset Base, (iv) amend the definition of Interest Rate, and (v) extend the Revolving Credit Loan Maturity Date until August 15, 2008, subject to the conditions hereinafter set forth, and in reliance on the representations and warranties of Issuer set forth herein;
          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.
          SECTION 2. Assumption of Obligations; Full Force and Effect. Simultaneously with the execution of this Amendment, Fortis agrees to assume all of the duties, rights and obligations of a Lender under the Loan Agreement, as such agreement is amended by the terms of this Amendment. After giving effect to such assumption, Fortis will be the sole Noteholder. Other than as specifically modified hereby, the terms of the Loan Agreement as assumed by Fortis shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

          SECTION 3. Amendments to the Loan Agreement. Effective upon the execution and delivery hereof and following the prepayment described in the second Whereas clause hereof,
          (a) Schedule 3 to the Loan Agreement is hereby amended to read in its entirety as Schedule 3 attached to this Amendment.
          (b) Clauses (1) and (2) of the definition of “Asset Base” are each hereby amended be deleting the words “seventy-five percent (75%)” therein and replacing them with the words “eighty percent (80%)”.
          (c) Clauses (a)(ii)(x) and (b)(ii)(x) of the definition of “Interest Rate” are each hereby amended by deleting the words “two percent (2.00%)” therein and replacing them with the words “one and one-half percent (1.50%)”.
          (d) The definition of “Revolving Credit Loan Maturity Date” is hereby amended and restated in its entirety as follows:
          “ Revolving Credit Loan Maturity Date: August 15, 2008, or if such date is not a Business Day, the Business Day immediately preceding such date, or such later date pursuant to the provisions hereof .”
          SECTION 4. Representations and Warranties. The Issuer hereby confirms that each of the representations and warranties set forth in Article V of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
          SECTION 5. Effectiveness of Amendment.
          (a) This Amendment shall become effective as of the date first written above.
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
          SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE ISSUER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, THE AGENT, EACH NOTEHOLDER AND THE ISSUER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE ISSUER HEREBY EACH IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE AGENT AND THE ISSUER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE ISSUER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE ISSUER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
          SECTION 9. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Issuer under the Loan Agreement, or the security interest in the Collateral created thereby.
[Signature pages follow.]

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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CRONOS FINANCE (BERMUDA) LIMITED
By:	/s/ Dennis J. Tietz
	Name:	Dennis J. Tietz
	Title:	Director

Amendment No. 2 to 3rd A&R Loan Agreement

FORTIS BANK (NEDERLAND) N.V., as Agent and Noteholder
By:	/s/ Merijn Zondag
	Name:	Merijn Zondag
	Title:	Managing Director

By:	/s/ M.P. Nijs
	Name:	M.P. Nijs
	Title:	Senior Manager

Amendment No. 2 to 3rd A&R Loan Agreement

Schedule 3
COMMITMENTS

Noteholder	Dollar Amount	Percentage Share
Fortis Bank (Nederland) N.V.	$120,000,000	100%